American Century Investment Trust Prospectus and Summary Prospectus Supplement Premium Money Market Fund
Supplement dated August 11, 2015 ■ Prospectus and Summary Prospectus dated August 1, 2015
On June 16, 2015, the Board of Trustees of American Century Investment Trust (“Board”) approved changes to the Premium Money Market Fund’s (the “fund”) fundamental concentration policy and investment objective. Both changes require shareholder approval. A special meeting of shareholders (the “meeting”) of the fund will be held at 10:00 a.m. Central Time on October 5, 2015 at 4500 Main Street, Kansas City, Missouri 64111 to consider the following proposals:

1.
To approve a change in the fund’s concentration policy so that the fund “may not concentrate its investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities)”

2.	To approve a change in the fund’s investment objective to “the fund seeks current income while maintaining liquidity and preserving capital.”

Fund shareholders of record as of August 10, 2015 are entitled to vote at the meeting and will receive a proxy statement.

Last year, the Securities and Exchange Commission (“SEC”) approved new rules that impact money market funds. To comply, the Board proposes converting the fund into a government money market fund. Conversion will allow the fund to continue seeking to maintain a stable net asset value (“NAV”), operate without imposing liquidity fees or suspending shareholder redemptions (also known as a redemption gate), and permit all current fund shareholders to continue investing in the fund.

A government money market fund must invest at least 99.5% of its assets in cash, government securities, and/or fully collateralized repurchase agreements. Currently, the fund concentrates its investments in securities of issuers in the financial services industry. These types of investments do not qualify as government securities, so the fund will no longer be able to hold them. Changing the concentration policy will allow the fund to comply with the new definition of a government money market fund.

Currently, the fund invests in high quality, very short-term debt securities of corporations, banks, and federal, state, and local governments. After converting to a government money market fund, the fund will invest nearly all of its assets in U.S. government securities. Government securities typically have lower yields and different liquidity and risk profiles than the securities in which the fund currently invests. The new investment objective will reflect the lower yield and increased focus on liquidity and capital preservation resulting from conversion.

The changes set forth in the proposals will be the first steps in the conversion. If shareholders approve the proposals, we will transition the fund’s portfolio and make other necessary strategy changes that do not require shareholder approval. Assuming that shareholders approve the proposals, we currently expect to complete the conversion by December 1, 2015.

Pending shareholder approval, the fund currently intends to change its name to “U.S. Government Money Market Fund.”

Each of the proposals is contingent on the other. If the fund cannot convert into a government money market fund, the Board will consider other options, including involuntary redemption of shareholders, a floating NAV (with liquidity fees and redemption gates), mergers, fund liquidation, or other actions.
We will mail a proxy statement to shareholders of record on or about August 24, 2015 and file it with the SEC. We urge investors to read the proxy statement because it contains important information. The proxy statement and other relevant documents will be available free of charge on the SEC’s Web site at www.sec.gov or by calling 1-800-345-2021. The proxy statement will also be available on American Century Investments’ Web site.

©2015 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SPL-86713   1508